UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2021

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35167	98-0686001
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8176 Park Lane
Dallas, Texas		75231
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +214-445-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KOS	New York Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Roy A. Franklin to the Board of Directors

On June 10, 2021, Kosmos Energy Ltd. (the “Company”) issued a press release (the “Press Release”) announcing that the Board of Directors (the “Board”) appointed Mr. Roy A. Franklin to serve as a Class III director of the Company, effective June 9, 2021. Mr. Franklin will serve as a director until the 2022 annual meeting of stockholders, except in the event of his death, resignation or removal. Mr. Franklin has been appointed by the Board to serve as a member of the Audit Committee and the Nominating and Corporate Governance Committee.

There are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Franklin has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Franklin and any other persons pursuant to which he was appointed to the Board. There are no family relationships between Mr. Franklin and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. In connection with his appointment, the Board determined that Mr. Franklin is independent under the Company's Corporate Governance Guidelines and within the meaning of the New York Stock Exchange (“NYSE”) and Securities and Exchange Commission (“SEC”) standards of independence for directors.

Mr. Franklin will be entitled to receive cash retainers and equity awards under the Company’s Long Term Incentive Plan for his Board and any committee service, in accordance with the Company’s standard compensation arrangement for non-employee directors (as such arrangement may be adjusted by the Compensation Committee of the Board from time to time), which is described in the Company’s 2021 Annual Proxy Statement.

The Company is filing a copy of the Press Release announcing Mr. Franklin’s appointment to the Board as Exhibit 99.1 hereto, which is incorporated by reference to this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Press Release dated June 10, 2021
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2021

KOSMOS ENERGY LTD.

By:	/s/ Jason E. Doughty
Jason E. Doughty
Senior Vice President, General Counsel and Corporate Secretary